Exhibit 99.1

KILROY REALTY CORPORATION Investor Day Presentation January 13, 2011

KILROY REALTY CORPORATION Disclaimer Statements made in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, Kilroy Realty Corporation’s (the “Company”) and Kilroy Realty, L.P.’s (the “Operating Partnership”) future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “projected,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company and the Operating Partnership cannot predict with accuracy and some of which the Company and the Operating Partnership might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the risk detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and risks detailed in the Operating Partnership’s registration statement filed on Form 10 with the SEC on August 18, 2010, as may be supplemented or amended by the Operating Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company and the Operating Partnership assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This presentation includes information with respect to letters of intent (“LOIs”) that we have entered into with respect to space that we are proposing to lease to certain tenants. There can be no assurance if or when the leases contemplated by these LOIs will be entered into or, if entered into that the terms will not differ substantially from those described in this presentation. An LOI is not a definitive agreement and one or more of the leases contemplated by LOIs may not result in a signed lease. In addition, this presentation contains information regarding properties under contract. There can be no assurance that these transactions will close or, if they do, that the terms will not differ from those described in this presentation. Accordingly, you should not rely on the information in this presentation regarding LOIs and properties under contract as a prediction of future leasing or acquisition activity. In this presentation, we rely on and refer to information and statistics regarding the industry and the sectors in which we operate, including information relating to projected occupancy rates and projected rent growth. We obtained this information and statistics from various third-party sources (including CBRE, JLL and REIS MetroTrend Futures), and, in some cases, on our own internal estimates. We believe that these sources and estimates are reliable, but have not independently verified them and cannot guarantee their accuracy or completeness.

KILROY REALTY CORPORATION Program I. Tyler Rose Welcome II. John Kilroy Company Update and Strategy III. Jeff Hawken Market and Leasing Update IV. Tyler Rose Financial Update V. Chris Corpuz San Francisco Market and Transbay District VI. Q&A VII. Property Tour 100 First Plaza, 303 Second Street 12400 High Bluff Drive, San Diego 999 Sepulveda Blvd, El Segundo 303 Second West LA Street, San Francisco 2

KILROY REALTY CORPORATION John Kilroy President Chief Executive Officer Company Update and Strategy 3

KILROY REALTY CORPORATION Strong Momentum in 2010 Significantly increased occupancy Expanded geographic footprint and franchise Increased asset base 30%, NOI 22% and square footage 17% through $700 million of acquisitions Diversified revenue sources and improved credit profile Continued to improve entitlements/value of future development pipeline Leveraged management team Obtained investment grade ratings Platform In-place for Continued Growth 4

KILROY REALTY CORPORATION Key Strategies for 2011 Continue to expand West Coast franchise Pursue acquisition opportunities in the best West Coast markets Be ready to commence development Expand organization as needed Maintain emphasis on leasing Move occupancy back into the 90s Currently 92% leased with minimal rollover in 2011 Push rents as economy improves Execute capital recycling plan Preserve strong balance sheet Seek Growth Opportunities while Maintaining a Disciplined Approach 5

KILROY REALTY CORPORATION Leasing Gaining Traction ?Increased occupancy 630 bps from year end 2009 ?Executed new and renewal leases across all markets on approximately 2.0 million square feet ?Continued opportunity for growth when comparing current occupancy of 89% versus KRC’s 10-year average of 94% Stabilized Portfolio Occupancy since 1999 10 Leased 10 Year Avg : 94% YoY Increase: 630 bps 97%97%96%94%90%95%95%96%94%89% 83%83%85%86%89%92% 100% 90% 80% 70% 60% 50% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q’102Q’103Q’104Q’10 Leased 6

KILROY REALTY CORPORATION West Coast Acquisition Market Update Current Market Conditions KRC’s acquisitions pipeline is increasing ?No pipeline in January 2010 ?Completed $700 million of acquisitions in 2Q through 4Q 2010 ?Now seeing more opportunities ?Number of acquirers also increasing ?Cap rates ranging from under 5% to 7% for high quality, stabilized assets ?Financial capacity and surety of execution are key -Sellers underwriting buyers ?In some cases, buyers under-estimating capital expenditure needs 7

KILROY REALTY CORPORATION KRC’s Acquisition Strategy Take advantage of window of opportunity Buy quality assets in quality locations at discounts to replacement cost Capitalize on opportunities at inflection points in the cycle Be both offensive and defensive Increase rents over time Obtain current cash flow from well-leased properties Avoid highly structured transactions Pursue opportunities in key West Coast markets Value-Added and Best-in-Class assets Significant amenities, including access to transportation and publicly-funded infrastructure 303 Second Street, San Francisco 8

KILROY REALTY CORPORATION KRC’s Competitive Advantage with Acquisitions Community Space at 100 First Plaza, San Francisco 2211 Michelson, Irvine KRC’s Competitive Advantage Extensive knowledge of markets Vertically integrated platform with broad skill set to evaluate acquisitions and development Thorough and streamlined due diligence No financing contingencies; access to broad capital sources Various transaction options, including O.P. units Public company transparency 9

KILROY REALTY CORPORATION KRC Target Markets Target Markets San Francisco Bay Area International gateway city ?Primary focus on South Financial district of CBD and monitoring other submarkets including Silicon Valley and East Bay ?Acquired 303 Second Street and 100 First Plaza totaling $425 million ?Under contract on 250 Brannan for approximately $33 million Seattle KRC’s footprint in the market dates back to 1970s; we sold the last property in 2007 Pursuing opportunities in Bellevue and Redmond markets Acquired Overlake Office Center, a property located on the Microsoft campus for $46 million Seattle Southern California Target opportunities that fit well with existing portfolio given Company’s proven track record and dominant position in Southern California Continue to focus on coastal, higher barrier-to-entry, top-tier markets Acquired Mission City Corporate Center, 2211 Michelson, 999 Town & Country and Liberty Station totaling $227 million 10

KILROY REALTY CORPORATION KRC Acquisition Diversification Acquisitions have diversified KRC into additional markets and broadened NOI by region ?Increased real estate investments from approximately $2.7 billion as of December 31, 2009 to approximately $3.5 billion as of December 31, 2010 (1) ?Expanded asset base by 30% NOI by Region Actual FY 2009 Orange County 12% Other 3% Los Angeles 30% San Diego 56% Pro Forma (2) San Francisco 11% Seattle 1% Orange County 11% San Diego 53% Los Angeles 23% The Bay Area and Seattle now make up approximately 12% of NOI on a pro forma basis (1) Real estate investments defined as undepreciated gross book assets. (2) Estimated based on annualized results. 11

KILROY REALTY CORPORATION Disciplined Approach to Acquisitions Total Property Acquisitions: $1.7 billion $507 $254 $31 $8 $98 $31 $25 $698 $0 $100 $200 $300 $400 $500 $600 $700 $800 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 ($ in millions) While KRC was not a significant buyer during the bubble years, opportunistic acquisitions in 2010 represent ~ 40% of KRC’s total acquisitions since IPO Bubble Years 12

KILROY REALTY CORPORATION Second Quarter 2010 Acquisitions Mission City Corporate Center $71 million ($254 PSF) 279,000 square feet San Diego Acquired March/June 2010 6.6% cap rate Excellent location with freeway accessibility and proximity to amenities 303 Second Street $233 million ($317 PSF) 734,000 square feet San Francisco Acquired May 2010 6.5% cap rate LEED Gold Certified Majority leased during recession Full city block with access and location next to amenities and transportation 2211 Michelson $103 million ($379 PSF) 272,000 square feet Orange County Acquired June 2010 6.7% cap rate LEED Silver Certified Limited scheduled tenant rollover in the next few years ?One of the premier buildings in the region with significant long-term value 999 Town & Country $22 million ($222 PSF) 99,000 square feet Orange County Acquired June 2010 8.6% cap rate (1) Single tenant property with strong credit quality Future development opportunity for 500,000 square feet of office/ MOB space (0.6 to 3.0 FAR) (1) Going in cap rate of 7.0% with a contractual rent bump scheduled for June 2011 to 8.6%. 13

KILROY REALTY CORPORATION Fourth Quarter 2010 Acquisitions 100 First Plaza-San Francisco Overlake Office Center Microsoft Campus $46 million ($377 PSF) 122,000 square feet 3-story, Class A office, built in 1998 Initial cap rate of 6.4% Off-market transaction 100% leased to Microsoft through December 2014 Microsoft recently funded 60% of a $30M freeway overpass to connect the Main campus and the West Campus (Overlake Office Center) Overlake Office Center -Seattle $192 million ($410 PSF) 466,000 square feet 27-story, Class A office with 3-story detached parking structure, built in 1988 LEED Gold certified 77% occupied and 94% leased to 16 tenants, no sizeable rollover through 2015 Initial cap rate of 5% increasing to 7% at stabilization Major tenants include Delta Dental and GSA’s IRS and Federal Energy Regulatory Commission $31 million ($298 PSF) 103,900 square feet LEED Gold certified Built in 2009 Initial cap rate of 7.8% 95% leased to credit quality tenants, BAE Systems and the GSA through 2020 Located within Liberty Station, which includes 125 acres of parks and open spaces Adjacent to San Diego International Airport Liberty Station –San Diego 14

KILROY REALTY CORPORATION Commodity Property Acquisition 2211 Michelson Purchase price of $258/SF Older buildings 60% leased, with near-term rollover Commodity space Significant repositioning costs •Base building •Downtime •Lease-up •Commissions •Total approximately $100/SF Estimated investment after capex and lease up of approximately $358/SF Requires significant management time Conclusion: Need substantial discount to price point to make this work in a choppy market Acquisition Case Study Purchase price of $380/SF Best in Class New construction Leased during downturn Limited near-term rollover 94% occupied Below replacement cost LEED Silver Amenity rich Limited capex requirements Secure, strong cash flow acquisition with upside over time 15

KILROY REALTY CORPORATION Development: The Other Growth Engine ($ in millions) Bubble Years $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 $38 $131 $174 $202 $133 $62 $85 $23 $94 $297 $58 Total Development Starts: $1.3 billion Bubble Years KRC developed close to $450M of projects during the bubble years at yields 300 to 500 bps higher than acquisition cap rates at the time 16

KILROY REALTY CORPORATION Development Pipeline Project Location Gross Site Acreage Est. RSF Carlsbad Oaks Carlsbad 32.0288,000 PCC Lot 8 Sorrento Mesa 5.0170,000 Rancho Bernardo I-15 21.0 320,000-1M SF San Diego CC (One Paseo - Mixed Use) Del Mar 23.0 up to 1.8M SF Santa Fe II and III 56 Corridor 21.8600,000 SG Lot 2 Sorrento Mesa 6.380,000 SG Lot 7 Sorrento Mesa 7.6 57,000 Orange County (Office/MOB) Orange County 6.0 100,000-500,000 TOTAL PIPELINE 122.7 2.1M - 4.5M SF Proposed One Paseo Mixed Use Project 17

KILROY REALTY CORPORATION ($ in millions) Capital Recycling Since IPO $38$131 $174 $202 $133 $62 $85 $23 $94$297 $58-$23-$114-$70 -$48 -$36 -$35-$71 -$62 -$94 -$5 -$16 -$200 -$100 $0$100 $200$300$4001997 1998 1999 20002001 2002 2003 2004 2005 2006 2007 20082009 2010 Development Starts Dispositions Total Development Starts: $1.3 billion Total Dispositions:$0.6 billion Net Development Funding: $0.7 billion Dispositions averaged ~ $50M per year Remain focused on executing capital recycling plan 18

KILROY REALTY CORPORATION 2010 Summary Significant acquisition activity has increased market share and expanded franchise Moving occupancy back to historical levels Leveraged management team Maintained strong balance sheet 2011 Outlook Anticipate continued occupancy improvements Expect increased acquisition activity Prepared for development Technology, education, healthcare and exports are expected to drive demand Job growth and pricing power to remain tepid in near term Summary and Outlook Dynamic environment with changing opportunities Flexibility/agility will be the key for growth 19

KILROY REALTY CORPORATION 20 Jeff Hawken Chief Operating Officer Market and Leasing Update

KILROY REALTY CORPORATION Strong Operating Performance in 2010 Another record year of lease execution Two million square feet leased in 2010 Four million square feet leased over the past two years LOI conversion rates averaged greater than 90% Tenant defaults significantly reduced Historical leader on pushing rates and absorption 2.2 million square feet of LEED certified buildings meeting tenant requirements High quality assets located in strong barrier to entry markets 21

KILROY REALTY CORPORATION Strong Tenant Base Diverse tenant base with significant industry sector diversification Revenue by Industry (1 Top 15 Tenants (2)) Professional Services 12% Education & Health Services 23% Manufacturing 15% F.I.R.E. 14% Technology and Media 29% Wholesale and Retail Trade 4% Other 3% (1) As of December 31, 2010. (2) Based upon annualized contractual base rental revenue calculated on a straight line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of December 31, 2010. (3) F.I.R.E. represents finance, insurance and real estate. (3)I ntuit, Inc. (Baa1/BBB) 5.0% Bridgepoint Education, Inc. 5.0% Scripps Health 4.2% Delta Dental of California 3.6% CareFusion Corporation (Baa3/BBB-) 3.4% DIRECTV, Inc. (Baa2/BBB-)2.8% AMN Healthcare, Inc. (Ba3/BB-)2.7% Fish & Richardson P.C.2.0% Hewlett-Packard Company (A2/A) 1.9% Wells Fargo (A1/AA-) 1.8% BP Biofuels North America LLC1.7% Epson America, Inc. 1.6% Mitchell International, Inc. 1.3% Avnet, Inc. (Baa3/BBB-) 1.3% Scan Health Plan1.2% Total Top Fifteen Tenants 39.5% 22

KILROY REALTY CORPORATION Leasing Strategy KRC’s strong balance sheet and access to capital provide a competitive advantage over landlords with no capacity to pay for TIs and other leasing costs Provide highest quality service and maintain long-term tenant relationships Renew leases early Credit support to mitigate tenant default risks Extensive network and long term relationships with the broker community Kilroy Airport Center, Long Beach KRC has over 60 years of experience as a successful operator 23

KILROY REALTY CORPORATION Successfully Leasing Vacant Buildings Significant 2010 Leasing Progress Year End 2010 Year End 2009 22 vacant buildings 1.7 million square feet Leased more than 70% of vacant building square footage Sold one vacant building Only 3 buildings remain 100% unleased 24

KILROY REALTY CORPORATION Occupancy Gains by Region Los Angeles Portfolio Occupancy ‘05 –’08 Avg 93.4% 91.2%93.2%96.4%92.6%89.4%90.2%89.9%90.3% 100% 95% 90% 85% 80% 2005 2006 2007 2008 2009 3Q’10 2010 Leased 100% 95% 90% 85% 80% 75% YoY Increase 50 bps San Diego Portfolio Occupancy ‘05 –’08 Avg 92.1% YoY Increase 960 bps 98.2% 95.7% 91.4% 90.0% 86.4% 83.1% 82.2% 76.8% 2005 2006 2007 2008 2009 3Q’10 2010 Leased Orange County Portfolio Occupancy ‘05 –’08 Avg 95.6% YoY Increase 870 bps 100% 95% 90% 85% 80% 98.6% 94.8% 94.1% 96.5% 94.9% 93.5% 88.3% 84.8% 2005 2006 2007 2008 2009 3Q’10 2010 Leased 25

KILROY REALTY CORPORATION 26 KRC Market Fundamentals Update San Diego Los Angeles Orange County San Francisco Seattle (Eastside) Positive absorption in every quarter during 2010 2010 job growth flat; projected to be positive in 2011 Solid pipeline of demand from corporate users for large blocks of space Continued weakness in rates and vacancy in the West LA market Demand remains tepid until job growth returns Poised for rental growth due to lack of inventory and high desirability of location Office market had second consecutive quarter of positive absorption; positive for the year Seeing demand increase via large and small business expansions Industrial market had strong 4Q absorption with vacancy rates trending down Lease rates are expected to remain soft for the near future Third consecutive quarter of positive absorption Continued strong demand from tech and media tenants Double digit rent growth in South Financial District Expect third consecutive quarter of positive absorption Vacancy rates are trending down; supply issue largely behind Technology tenants driving demand in the area clustering near Microsoft’s campus

KILROY REALTY CORPORATION 27 2010 Leasing Statistics Total Leasing Transactions in 2010: 2.0 million square feet Office vs Industrial • • 65% Office• 35% Industrial GAAP Basis: Office: -3.5% Industrial: -24.1% By Region • 20% Los Angeles• 37% Orange County• 40% San Diego• 3% San Francisco GAAP Basis: Los Angeles: 7.6% Orange County: -23.0% San Diego: -8.0% San Francisco: NA New vs Renewal • 67% New• 33% Renewal GAAP Basis: New: -21.9% Renewal: -1.1% 477,000 SF of LOIs Currently Outstanding

KILROY REALTY CORPORATION 28 2010 Leasing: Industry Diversification 2.0 million Square Footage Wholesale and Retail Trade 16% Other 5% Professional Services 16% Education & Health Services 11% Manufacturing 10% Technology and Media 32% F.I.R.E. 10% Demand driven by a diverse spectrum of industries

KILROY REALTY CORPORATION Lease Maturity Schedule 20.0% 15.0% 10.0% 5.0% 0.0% 14.7% 13.5% 17.6% 16.4% 5.8% 10.3% 12.1% 13.3% 16.6% Historical 4-Year Average of 16% Next 5-Year Average of 12% 29 Note: Percentage of leased square footage expiring by year.

KILROY REALTY CORPORATION Integration Update 30 Successfully integrated $698 million of new acquisitions into stabilized portfolio Eight transactions, ten buildings All properties to incorporate KRC branding Leveraging existing property management teams in San Diego and Orange County Built new team in San Francisco Given triple-net lease with Microsoft for Seattle property, no need for on-site management

KILROY REALTY CORPORATION Financial Update Tyler Rose Chief Financial Officer 31

KILROY REALTY CORPORATION KRC Positioned for Future Growth Full liquidity on our $500 million bank line (expandable to $700 million) Access to multiple sources of capital Comprehensive internal investment process Strong property, legal, construction and financial due diligence teams Centralized decision making on capital allocation Prepared for another active year Santa Fe Summit, San Diego 32

KILROY REALTY CORPORATION 2010 Financing Transactions Total Capital Raise of $1.5 billion $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 33% Bank Line, $500 38% 35% Bonds, $575 8% 16% Secured Debt, $123 Equity, $313 21% 19% Sources: Uses: Equity $313 Acquisitions $646 Secured Debt $123 Repay Secured Debt $110 Bonds $575 Unsecured Debt Repayment $269 Bank Line $159 Other $145 Total $1,170 Total $1,170 33

KILROY REALTY CORPORATION Diversified Capital Structure Year End 2008 Year End 2010 Equity 46% Bank Line 10% Exchangeable Notes 18% Private Placement Notes 6% Secured Debt 12% Preferreds 8% Bank Line 4% Exchangeable Notes 9% Private Placement Notes 2% Unsecured Bonds 16% Secured Debt 9% Preferreds 6% …While Maintaining Low Leverage vs Peers 34

KILROY REALTY CORPORATION Extended Debt Maturities Year End 2009 Year End 2010 Weighted Average Debt Maturity: ~2.5 years Weighted Average Debt Maturity: ~5 years $255 $70 $399 $256 $3 $0 $100 $200 $300 $400 $500 20102011 20122013 2014 2015 2016 2017 2018+ $ in million $70 $301 $159 $256 $325 $73 $385 0 100200 300 400 500 20102011 20122013 20142015 2016 2017 2018+ $ in million Extended debt maturities with limited interest rate risk 35

KILROY REALTY CORPORATION Strong Track Record of Financial Discipline 12 Year Average Occupancy and Leverage of : 93% and 41% 100% 90% 80% 70% 60% 50% 97% 97% 96% 94% 90% 95% 95% 96% 94% 89% 83% 89% 37% 44% 42% 43% 41% 40% 40% 39% 44% 44% 37% 41% 55% 50% 45% 40% 35% 30% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Occupancy Total Debt/ Undepreciated Book Value Reduced leverage in 2009 to solidify balance sheet 36

KILROY REALTY CORPORATION Valuation Upside Free Rent Approximately $4 million in 4Q10, $13 million for 2010 Occupancy Office occupancy currently 87.5% -upside to valuation as it increases to historical level of 95% Development Pipeline of approximately $1.3 billion to $1.8 billion Historical ROC range between 8% to 10% Acquisitions West Side Media Center, Los Angeles Occupancy increases, development and acquisitions will drive potential upside 37

KILROY REALTY CORPORATION Financing Update Just closed a $135 million secured mortgage Seven-year term 4.27% fixed interest rate Secured by 303 Second Street Loan to value of approximately 60% Lender is MetLife Locked-in Rate Prior to Recent Rise in 303 Second Street, San Francisco Treasuries 38

KILROY REALTY CORPORATION 2010 Preliminary Results 2010 guidance on the 3Q10 Conference Call FFO per share range of $2.01 to $2.06 Occupancy guidance of 88% 2010 preliminary results FFO per share of $2.04 to $2.05 Occupancy at 89% Second quarter of positive same store results 2211 Michelson, Irvine 39

KILROY REALTY CORPORATION Chris Corpuz Executive Vice President San Francisco Market and Transbay District 40

KILROY REALTY CORPORATION San Francisco Office Market San Francisco market totals 73 million square feet with 17% vacancy Financial District is approximately 50 million square feet with overall vacancy of 14% North Financial District •27 million square feet and 16% vacancy South Financial District •23 million square feet and 12% vacancy For the buildings that compete directly with KRC, the vacancy is less than 10% Collaborative tenant spaces at 303 Second Street 41

KILROY REALTY CORPORATION San Francisco Office Market ?Significant demand coming from media and technology companies 1.3 million square feet of tech leasing in 2010 –one of the biggest years Salesforce.com plans to build a two million square foot headquarter campus in the Mission Bay area Zynga recently signed 270,000 square foot lease at 650 Townsend Others looking for significant space include Twitter, Dolby, MetaCafe and Goodby Silverstein Collaborative work space Unconstructed and loft-like Open ducting Ergonomic work clusters ”Not your father’s Buick” Collaborative tenant spaces 42

MARKET STREET MOSCONE CONVENTION CENTER INTERSTATE 80 AT&T PARK (2000) St. Regis Hotel (2006) SECOND STREET 303 SECOND STREET America’s Cup (2013) Future Transbay Terminal 250 BRANNAN 100 FIRST PLAZA (2015) America’s Cup (2013) SPEAR STREET CORRIDOR FERRY BUILDING (2003) BAY BRIDGE America’s Cup (2013) 43

KILROY REALTY CORPORATION

Technology Companies Have Arrived in SF in a Big Way

2010 is the Biggest Year

2005

Sales Force - 74,716 SF
Yahoo - 42,782 SF
Adteractive - 36,000 SF
Snapfish/HP - 30,328

2005 Total - 183,826 SF

2006

BEA Plumtree - 11,207 SF
Riverbed Technology - 63,000 SF
Esurance - 49,612 SF
Auto Desk - 46,000 SF
LexisNexis - 43,839 SF
Ingenio - 37,647 SF
Symantec - 16,788 SF

2006 Total - 368,093 SF

2007

Google (SL) - 210,000
Microsoft - 92,000 SF
Verizon - 75,000 SF
Sega - 69,859 SF
Level 3 Comm. - 58,000 SF
H5 Tech - 53,411 SF
Service Source - 47,020 SF
Hotwire - 44,356 SF
Sales Force - 37,600 SF
Stubhub - 37,576 SF
Fox Interactive - 34,595 SF
Fox Interactive (SL) -34,595 SF
Dolby - 32,289 SF
Bebo - 31,311 SF
Visage - 30,577 SF
Second Life - 27,980 SF
AOL - 27,626 SF
Activision - 23,500 SF
Open Table - 17,500 SF

2007 Total - 984,795 SF

2008

Google - 195,684 SF
Fox Interactive - 70,302 SF
Medivation - 63,817 SF
Vontu - 53,000 SF
Salesforce.com - 47,867 SF
Loopnet - 46,157 SF
Symantec - 45,000 SF
Microsoft/Razorfish - 42,659 SF
Nokia - 39,706 SF
Omniture - 34,419 SF
Slide - 35,373 SF
MySpace - 34,595 SF
Monster - 34,232 SF
Splunk - 34,167 SF
Wide Orbit - 32,000 SF
Wired - 30,000 SF
Camera Obscura - 30,000 SF
Yelp - 29,403 SF
Symantec - 27,646 SF
ON24 - 27,310 SF
Coverty Inc. - 26,553 SF
AKQA - 22,000 SF
Live Nation Worldwide - 20,142 SF
Schawk Inc. - 20,141 SF
Metaweb Technologies - 20,000 SF
Mark Monitor - 19,313 SF
Open Table - 17,116 SF

2008 Total - 1,099,602 SF

2009

Twitter - 64,000 SF
Open TV - 42,565 SF
Cisco - 37,570 SF
Carat - 33,500 SF
United Bio - 30,000 SF
Navisite - 21,805 SF

2009 Total - 229,440 SF

2010

Zynga - 270,000 SF
Salesforce - 227,000 SF
Google - 63,000 SF
Ubisoft - 62,000
Salesforce - 60,000 SF
Autodesk - 50,000 SF
Yelp - 49,000 SF
Wager Works - 45,000 SF
Stubhub - 45,000 SF
Aliph - 40,000 SF
Trulia - 32,000 SF
Snapfish - 30,328 SF
Craigslist - 30,000 SF
Pure Digital - 30,000 SF
Marin Software 28,711 SF
Quantcast - 26,350 SF
Easy Rez - 20,000 SF
Meraki - 20,000 SF
Nielsen Mobile - 20,000 SF
Glu Mobile - 19, 027
Sun Run - 19027 SF
Adaptive Path - 18,865 SF
Aliph - 18,800 SF
LeadClick - 16,500 SF
Citrix Online - 16,400 SF
Salesforce - 15,956 SF
NGMOCO Inc. - 15,000 SF
Sendmemobile - 15,000 SF
DemandForce - 15,000 SF

2010 Total - 1,317,964 SF

THE CAC GROUP
COMMERCIAL REAL ESTATE

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KILROY REALTY CORPORATION KRC’s San Francisco Investment Strategy 100 First Plaza, San Francisco Focus on properties with the following characteristics: Significant discount to replacement cost Tenant base oriented toward growth tenants, including tech and media businesses Collaborative workspaces Proximity to public infrastructure Highly amenitized with retail and restaurants Proximity to workforce 00 First Plaza, San Francisco 250 Brannan Street, San Francisco 45

KILROY REALTY CORPORATION Under Contract: 250 Brannan Approximately $33 million ($363 PSF) 91,000 square feet 3-story, Class A, brick and beams office building 77% leased to two tenants, Adobe and Splunk through 2013 Initial cap on in-place leasing of approximately 6.8% 250 Brannan –San Francisco, CA Major building systems renovation in 2001 Proximity to the Waterfront, AT&T Park and wide array of retail and restaurants Submarket is home to many well-known technology companies, including Google, HP, salesforce.com and Symantec 46

KILROY REALTY CORPORATION Transbay Project will Enhance Value of KRC’s 303 Second Street and 100 First Plaza 100 First Street $1.7 billion public-sector financed multi-modal transit infrastructure project Reinforces the migration of the epicenter of the CBD to the “South of Market” (SOMA) area Includes 2,600 new homes, 3 million square feet of new office space and significant retail amenities Features 2 parks 5.4 acre of public park on the roof of the Transit Center 1.2 acre park on the west side Dubbed the “Grand Central Station of the West” Expected completion of Phase I in 2017 ?303 Second Street and 100 First Street will directly benefit from the area’s redevelopment projects 47

KILROY REALTY CORPORATION NORTH FINANCIAL DISTRICT SOUTH FINANCIAL DISTRICT TRANSBAY TRANSIT CENTER AND URBAN PARK LEGEND OFFICE DEVELOPMENT SITE RESIDENTIAL DEVELOPMENT SITE TRANSBAY REDEVELOPMENT PROJECT AREA Transbay map 48

KILROY REALTY CORPORATION Demolition Has Begun and the Area has Already Seen Improvement 49

KILROY REALTY CORPORATION Transbay Terminal –Significant Infrastructure Investment City Park Bus Level Retail/ Concourse Grand Hall Train Mezzanine Train Level Cross section of the planned project 50

KILROY REALTY CORPORATION Transbay Terminal –Value Enhancement to Existing Owners 51

KILROY REALTY CORPORATION South Financial District Further Enhanced by America’s Cup Plans for Redevelopment San Francisco has been selected as the host venue for the 34th America’s Cup in 2013 The event is projected to have a $1.4 billion economic benefit to the San Francisco region and generate more than 8,000 jobs America’s Cup is believed to deliver the third largest economic impact in sport to host countries, behind the Olympic Games and soccer’s World Cup Event authorities project a $200 million budget with $55 million allocated to infrastructure spending that would provide substantial long term benefits to the region’s surrounding communities KRC’s projects will directly benefit from the redevelopment plans and ongoing economic impact America’s cup San Francisco bay Alcatraz Fort mason Treasure Island John Blanchard/ The Chronicle AT&T Park San Francisco Yerba Buena Island 52

KILROY REALTY CORPORATION Key Takeaways – John Kilroy Gaining traction on leasing core portfolio High quality, well-located properties in high barrier-to-entry submarkets Occupancy increased to 89% at year end; portfolio now 92% leased Acquiring top tier assets at discounts to replacement cost Expanding KRC franchise along the West Coast Purchased 2.1 million square feet, totaling approximately $700 million Anticipate additional acquisitions Prepared for development Expect another active year KRC is Well Positioned for Future Growth 53

KILROY REALTY CORPORATION Q&A 54